QuickLinks -- Click here to rapidly navigate through this document

EXHIBIT 10.18

THIRD AMENDMENT TO NOTE PURCHASE AGREEMENT

        This THIRD AMENDMENT TO NOTE PURCHASE AGREEMENT dated as of November 12, 2004 (this "Amendment"), among AFFINITY GROUP, INC. (the "Borrower"), THE GUARANTORS PARTY HERETO (the "Guarantors"), THE NOTEHOLDERS PARTY HERETO (the "Noteholders"), CANADIAN IMPERIAL BANK OF COMMERCE, as Syndication Agent (the "Syndication Agent"), CANADIAN IMPERIAL BANK OF COMMERCE ("CIBC"), as Administrative Agent (the "Administrative Agent"), and GENERAL ELECTRIC CAPITAL CORPORATION, as Documentation Agent (the "Documentation Agent" and together with the Administrative Agent and the Syndication Agent, the "Agents").

        WHEREAS, the Note Purchase Agreement (as defined below) provides that the Noteholders may make Term Loans to the Borrower; and

        WHEREAS, the Credit Parties wish to amend the Note Purchase Agreement to reduce the Applicable Margin for the Term B2 Loans;

        NOW, THEREFORE, in consideration of the foregoing and the agreements contained herein, the parties hereby agree as follows:

        1.    Reference to Note Purchase Agreement.    Reference is made to the Amended and Restated Note Purchase Agreement dated as of June 24, 2003, as amended by the First Amendment to the Note Purchase Agreement dated as of February 18, 2004, as amended by the Second Amendment to the Note Purchase Agreement dated as of June 30, 2004, among the Borrower, the Guarantors, the Noteholders, the Syndication Agent, the Administrative Agent and the Documentation Agent (as amended on or prior to the date hereof and as it may be further amended or amended and restated from time to time, the "Note Purchase Agreement"). Capitalized terms used herein which are defined in the Note Purchase Agreement have the same meanings herein as therein, except to the extent that such meanings are amended hereby.

        2.    Amendments to Note Purchase Agreement.    The Credit Parties, the Noteholders, and the Agents agree that the Note Purchase Agreement is hereby amended, effective as of the date hereof, as follows:

          (a)   The definition of "Applicable Margin" is hereby amended by deleting the number "3.00%" in clause (i) and replacing it with the number "2.00%" and further amended by deleting the number "4.00%" in clause (ii) and replacing it with the number "3.00%."

          (b)   The following definitions are hereby added to the Note Purchase Agreement in their appropriate alphabetical order:

            "Second Amendment" means the Second Amendment to the Note Purchase Agreement dated as of June 30, 2004.

            "Third Amendment" means the Third Amendment to the Note Purchase Agreement dated as of November 12, 2004.

        3.    No Default; Representations and Warranties, etc.    The Credit Parties hereby confirm that: (a) the representations and warranties of the Credit Parties contained in Article 4 of the Note Purchase Agreement are true on and as of the date hereof as if made on such date; (b) the Credit Parties are in compliance in all material respects with all of the terms and provisions set forth in the Note Purchase Agreement on their part to be observed or performed thereunder; and (c) after giving effect to this Amendment, no Event of Default, nor any event which with the giving of notice or expiration of any applicable grace period or both would constitute such an Event of Default, shall have occurred and be continuing.

        4.    Conditions to this Amendment.    This Amendment shall not become effective until the date on which each of the following conditions is satisfied or waived in writing by the Term B1 Loan Lenders and Noteholders:

          (a)    Counterparts of Amendment.    The Administrative Agent shall have received from the Credit Parties and each Term B1 Loan Lender and Noteholder either (i) a counterpart of this Amendment signed on behalf of the Noteholders which are parties to the Note Purchase Agreement and an amendment to the Credit Agreement signed on behalf of the Lenders which are parties to the Credit Agreement or (ii) written evidence satisfactory to the Administrative Agent (which may include telecopy transmission of a signed signature page of this Amendment) that such parties have signed counterparts of such Agreements.

          (b)    Other Documents.    The Administrative Agent shall have received such other documents as any Agent or Special Counsel shall have reasonably requested.

          (c)    Expenses.    The Administrative Agent shall have received all fees and other amounts due and payable on or prior to the date hereof, including, to the extent invoiced, all reasonable expenses, including legal fees and disbursements incurred by the Administrative Agent in connection with this Amendment and the transactions contemplated hereby and the reimbursement or payment of all other out-of-pocket expenses required to be reimbursed or paid by the Borrower under the Note Purchase Agreement.

        5.    Subsequent Term B2 Loan Repricing.    The Borrower and the Noteholders hereby agree that:

          (a)   If, during the period beginning on the day after the effective date of this Amendment and ending on the first anniversary thereof, the Borrower requests and obtains a decrease in the Applicable Margin with respect to any Term B2 Loan (other than pursuant to a refinancing or an amendment and restatement of the Credit Agreement), with respect only to the first such decrease in the Applicable Margin, the Borrower shall pay to the Administrative Agent, in immediately available funds, for the account of each Noteholder, a fee equal to 1% of the aggregate principal amount of such Lender's Term B2 Loans then outstanding; provided that such fee shall be paid only to Noteholders which consent to such decrease; and

          (b)   If any Noteholder shall refuse to consent to any such request by the Borrower for a decrease in the Applicable Margin with respect to any Term B2 Loan and such request has been approved by the Required Term Loan Lenders, then the Borrower shall have the right, if no Default then is continuing, to replace such Noteholder (the "Replaced Noteholder") with one or more assignees as permitted by the Credit Agreement, which assignee(s) shall not be a Lender(s) who has defaulted in its obligations to fund Loans hereunder (collectively, the "Replacement Noteholder"); provided, that each such Replacement Noteholder satisfies all of the assignment requirements set forth in Section 10.4(b) of the Credit Agreement and the following additional requirements:

            (i)    Each such Replacement Noteholder shall consent to the request for a decrease in the Applicable Margin (and such Replacement Noteholder shall therefore be entitled to the fee provided for in subsection (a) above);

            (ii)   The purchase price payable by the Replacement Noteholder to the Replaced Noteholder for the Replaced Noteholder's Term B2 Loans shall be 101% of the outstanding principal amount of the assigned Term B2 Loans, plus all accrued, but unpaid, interest and fees and other amounts owing to the Replaced Noteholder on or prior to the date of replacement; provided that such purchase price shall apply only if such replacement occurs during the period beginning on the day after the effective date of this Amendment and ending on the first anniversary thereof.

        6.    Miscellaneous.

          (a)   Except to the extent specifically amended or waived hereby, the Note Purchase Agreement, the Loan Documents and all related documents shall remain in full force and effect. Whenever the terms or sections amended hereby shall be referred to in the Note Purchase Agreement, Loan Documents or such other documents (whether directly or by incorporation into other defined terms), such defined terms shall be deemed to refer to those terms or sections as amended by this Amendment. The foregoing waivers shall apply solely to the provisions of the Note Purchase Agreement specified herein for the periods and purposes specified herein. Nothing herein shall be deemed to constitute a modification, amendment or waiver of any other term or condition of the Note Purchase Agreement.

          (b)   This Amendment may be executed in any number of counterparts, each of which, when executed and delivered, shall be an original, but all counterparts shall together constitute one instrument.

          (c)   This Amendment shall be governed by the laws of the Commonwealth of Massachusetts and shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

[The remainder of this page is intentionally left blank.]

        IN WITNESS WHEREOF, the parties hereto have executed this Amendment which shall be deemed to be a sealed instrument as of the date first above written.

BORROWER
AFFINITY GROUP, INC.
By:	/s/ THOMAS F. WOLFE Name: Thomas F. Wolfe Title: Senior Vice President and Chief Financial Officer
SUBSIDIARIES/GUARANTORS
AFFINITY ADVERTISING, LP
By: VBI, INC., its General Partner
By:	/s/ THOMAS F. WOLFE Name: Thomas F. Wolfe Title: Senior Vice President and Chief Financial Officer

AFFINITY BROKERAGE, INC.
AFFINITY ROAD AND TRAVEL CLUB, INC.
CAMP COAST TO COAST, INC.
CAMPING REALTY, INC.
CAMPING WORLD, INC.
CAMPING WORLD INSURANCE SERVICES OF NEVADA, INC.
COAST MARKETING GROUP, INC.
CWI, INC.
CW MICHIGAN, INC.
EHLERT PUBLISHING GROUP, INC.
GOLF CARD INTERNATIONAL CORP.
GOLF CARD RESORT SERVICES, INC.
GSS ENTERPRISES, INC.
POWER SPORTS MEDIA, INC.
TL ENTERPRISES, INC.
VBI, INC.
By:	/s/ THOMAS F. WOLFE Name: Thomas F. Wolfe Title: Senior Vice President and Chief Financial Officer

AGREEMENT OF HOLDING COMPANY AND

RATIFICATION OF NONRECOURSE GUARANTY

        The undersigned hereby agrees to the provisions of Section 2 and 3 and as guarantor hereby acknowledges and consents to the foregoing Amendment as of the date hereof, and agrees that the Amended and Restated Nonrecourse Guaranty and Pledge Agreement dated as of April 27, 2004 remains in full force and effect, and the undersigned confirms and ratifies all of its obligations thereunder.

AGI HOLDING CORP.
By:	/s/ PAUL E. SCHEDLER Name: Paul E. Schedler Title: Vice President

ADMINISTRATIVE AGENT and SYNDICATION AGENT
CANADIAN IMPERIAL BANK OF COMMERCE, as Administrative Agent and Syndication Agent
By:	/s/ JONATHAN RABINOWITZ Name: Jonathan Rabinowitz Title: Executive Director CIBC World Markets Corp. As Agent

QuickLinks

THIRD AMENDMENT TO NOTE PURCHASE AGREEMENT
AGREEMENT OF HOLDING COMPANY AND RATIFICATION OF NONRECOURSE GUARANTY